Confidential - For Internal Use Only 2Q25 Earnings Supplemental Building on a 16-year track record of profitable growth and success ©2025 Caliber

Disclaimers Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts.  These statements are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at https://www.sec.gov CALIBERCO.COM  |  8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258  |  480.295.7600  2

Today’s Speakers Chris Loeffler CHIEF EXECUTIVE OFFICER Chris Loeffler has served as the CEO and Chairman of Caliber’s Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a Co-Founder Chris took an early role forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. 3 Jade Leung CHIEF FINANCIAL OFFICER Jade Leung is Caliber’s CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Jade is also responsible for the strategic direction of Caliber’s information technology and data security initiatives. Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

4THE WEALTH DEVELOPMENT COMPANY 4 CEO Commentary

Why Invest in Caliber (Nasdaq: CWD)? 5 1. 16+-year history of growth across market cycles with $2.8 billion pool of assets under management and under development 2. Demonstrated track record of delivering unlevered annualized gross internal rate of return (IRR) of 19% on investments sold 3. Large and growing market opportunity with investment in alternative assets forecasted to increase 50% from 2023 to 20281 4. Sizable and loyal customer base with estimated $13 billion in net worth; successful track record of fundraising to over $750.0 million since inception 5. Fit for purpose business model with distinct competitive advantages including in- house services model and focus on underserved, complex, middle-market real estate in the Western U.S. 6. Poised for next level of growth with scalable infrastructure and focused value-creation model 7. Experienced, cycle tested management team with significant insider ownership 1 Preqin Future of Alternatives 2028 report, October 2023

Caliber...In Three Numbers 6 * Assets under Development and Assets under Management 16 years $2.9 Billion* 19% IRR

Publicly Traded Parent Operates Investment Funds 7 Caliber Nasdaq: CWD RE Fund 1 RE Fund 1 Hotel UPREIT

Caliber Invests in Hospitality, Multi-Family & Multi-Tenant Industrial 8 HOSPITALITY/HOTEL MULTI-FAMILY HOUSING MULTI-TENANT INDUSTRIAL

The Best Opportunities are in the Middle Market 9 Middle-Market Assets Middle-Market Geographies • $5 to $50 million per project • Large opportunity set • Highly-fragmented market • Less competition • Caliber’s in-house services model enables access • Demonstrated Population & Job Growth • Underserved in terms of financing options • Opportunity Zone tax incentives • Local tax incentives • Trends post-pandemic

We Solve Our Clients’ Financial Needs 10 Income Lending, CORE Plus, Value Add Clients who invest in Caliber’s Funds seek three primary outcomes: Desired Outcome Caliber Product Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/Reduction Opportunity Zone Funds, 1031 Investments Our Job Is Simple: Deliver Returns Clients Expect In All Market Conditions

Our Market Is Growing Dramatically 11 Source: Preqin Future of Alternatives 2028 Report, October 2023 * Forecast A ss et s U n d er M an ag em en t ($ t ri lli on ) $24.5 Trillion in Global Alternative AUM Forecasted by 2028 $10.1 $16.3 $24.5 2019 2024* 2028* $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 CAGR: 10.3%

We Have Multiple Revenue Streams 12 Performance Allocations Asset Management Revenue Note: Asset services performed in-house at market rates.

Increasing The Money We Manage / Invest Is A Core Growth Driver 13 High Net-Worth Investors Registered Investment Advisors & Independent Broker-Dealers Family Offices Boutique Institutions Caliber Private Client Sales Caliber Wholesale Caliber Institutional

Caliber Hospitality Trust - Another Path To Revenue Growth 14 Using the Caliber infrastructure to launch public investment products

Consistent Growth - A Model We’ve Succeeded With For 15 Years 15 Grow Revenue Raise Capital Grow Assets under Management

Caliber Earns More Per Dollar in AUM 16 Fund Management Fees Caliber has optimized in-house and third-party services to maximize control and profitability In-House Revenues Performance Allocations (Carried Interest) Fund Set-Up Fees Financing Fees Real Estate Development Fees Brokerage Fees Low-Margin, High-Volume Services Source: Caliber’s estimates and internal research reviewing comparable business models Caliber’s In-House Services Model: Increased Control & Multiple Revenue Streams Outsourced Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities Asset Management Performance Allocations (Carried Interest) All Additional Services In-House Revenues Outsourced

Path Forward for Enterprise Value Growth 17 Product InnovationFundraising Acquisitions

Our Interest Are Aligned - Insiders Own ~50% Of Our Stock 18 The people who built Caliber, still manage Caliber With a growing team of talented executives

Independent Board Committed to Strong Corporate Governance 19 Our Directors Public Company, Asset Management, Real Estate Experience • Chris Loeffler - Chief Executive Officer & Co-Founder • Jennifer Schrader - President & Co-Founder • Dan Hansen - Lease Independent Director • William J. Gerber - Director • Michael Trzupek - Director • Lawrence X. Taylor - Director Commitment to Corporate Governance 5+ year history of public company reporting; Big 4 auditor Established Board Committees and Charters Commitment to sustainable business practices

20THE WEALTH DEVELOPMENT COMPANY 20 2Q25 Financial Highlights

CALIBER THE WEALTH DEVELOPMENT COMPANY

2Q25 - Summary Highlights

Section	Highlights
Financial Measures	• Platform revenue of $4.1 million, primarily driven by asset management revenue • Platform net loss attributable of $4.9 million, or $3.87 per diluted share • Platform Adjusted EBITDA of $0.1 million
Metrics	• Fair value assets under management of $803.2 million • Managed capital of $498.6 million
Corporate	• On April 22, 2025, Caliber announced the recent Phoenix City Council's unanimous approval of the Company's Canyon Village redevelopment project, a retrofit of a distressed +300,000 square foot office building to a 376-unit rental multifamily residential building. The project also benefits from opportunity zone tax incentives. • On May 8, 2025, Caliber announced that its joint venture development, PURE Pickleball & Padel™ has gained Design Review approval from the Salt River Pima-Maricopa Indian Community (SRPMIC) Planning Department. This approval positions the project to seek a building permit once final construction documents are complete, with a planned ground-breaking shortly after receiving the permit. • On May 21, 2025, Caliber announced the successful closing of a $22.5 million refinance for the Doubletree by Hilton Hotel in Tucson, AZ. The property is held within Caliber's Tax Advantaged Opportunity Zone Fund. Citi provided the funding and Arriba Capital served as the financial advisor on the cash-out refinance.

CALIBER THE WEALTH DEVELOPMENT COMPANY
21

2nd Quarter - Historical Summary Results



Total Platform Revenue
(000's)
$8,000
$6,000
$4,000
$2,000
$—
$3,373
$3,728
$7,187
$4,726
$4,212
$7,416
$4,588
$3,549
$4,126
2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25
Asset Management
Performance Allocations



Managed Capital
(000,000's)
$700
$600
$500
$400
$300
$402
$412
$438
$454
$470
$485
$493
$495
$499
2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25



Adjusted EBITDA
(000's)
$3,000
$2,000
$1,000
$—
$(1,000)
$(2,000)
$(3,000)
$(2,327)
$(1,511)
$1,553
$(1,669)
$(2,451)
$2,412
$(1,002)
$(1,352)
$(54)
2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25



FV AUM
(000's)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$—
$825
$823
$741
$767
$773
$807
$795
$831
$811
2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25

CALIBER THE WEALTH DEVELOPMENT COMPANY

22

2nd Quarter Summary Results 23 Platform Adjusted EBITDA (Loss) (000’s) $(2,451) $(54) 2Q24 2Q25 Net Loss (per common share) $(4.34) $(4.15) 2Q24 2Q25 (0 0 0 's ) Total Platform Revenue $4,212 $4,126 Asset Management Performance Allocations 2Q24 2Q25 $— $2,000 $4,000 $6,000 (0 0 0 's ) Total Consolidated Revenue* $8,179 $5,073 2Q24 2Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 * As previously communicated, Caliber has simplified the presentation of its financial perfornce by deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

Annual Platform Revenue & Platform Adjusted EBITDA 24 Annual Platform Revenue & Platform Adjusted EBITDA $2 6, 0 71 $1 2, 19 7 $1 5, 99 2 $2 4 ,11 8 $2 0 ,6 38 $2 0 ,9 4 2 $1 0 ,0 4 0 $( 2, 84 2) $3 ,4 62 $5 ,5 19 $( 1,2 51 ) $( 2, 71 0 ) Total Platform Revenue Platform Adjusted EBITDA 2019 2020 2021 2022 2023 2024 $(10,000) $(5,000) $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000

Annual Managed Capital & Asset Management Revenue 25 0 0 0 ,0 0 0 's Managed Capital and Asset Management Revenue $8 2 $3 2 $9 9 $8 6 $7 5 $6 9 $2 0 5 $2 26 $3 0 7 $3 83 $4 38 $4 93 $3 96 $4 20 $6 0 1 $7 4 6 $7 4 1 $7 95 Capital Originations Managed Capital Fair Value AUM 2019 2020 2021 2022 2023 2024 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 0 0 0 ,0 0 0 's $2 1.1 $1 1.8 $1 5. 3 $2 1.6 $1 7. 0 $2 0 .6 Asset Management Revenues 2019 2020 2021 2022 2023 2024 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0

Carried Interest 26 0 0 0 ,0 0 0 's Value of Carried Interest $89.0 $87.7 $84.8 Carried Interest Q4 2024 Q1 2025 Q2 2025 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0

27THE WEALTH DEVELOPMENT COMPANY 27 2Q25 Financial Review

GAAP Income Statements 28 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Revenues Asset management revenues $ 3,746 $ 3,226 $ 6,942 $ 6,396 Performance allocations 22 16 23 182 Consolidated funds – hospitality revenues 1,138 2,894 5,057 21,039 Consolidated funds – other revenues 167 2,043 312 3,513 Total revenues 5,073 8,179 12,334 31,130 Expenses Operating costs 3,671 5,535 7,715 10,797 General and administrative 1,173 2,079 2,754 4,019 Marketing and advertising 147 227 312 333 Depreciation and amortization 166 144 323 290 Consolidated funds – hospitality expenses 1,278 3,312 4,743 20,094 Consolidated funds – other expenses 466 1,358 924 4,430 Total expenses 6,901 12,655 16,771 39,963 Other (loss) income, net (2,164) 318 (2,530) 590 Interest income 30 157 62 274 Interest expense (1,738) (1,315) (3,349) (2,609) Net loss before income taxes (5,700) (5,316) (10,254) (10,578) Benefit from income taxes — — — — Net loss (5,700) (5,316) (10,254) (10,578) Net loss attributable to noncontrolling interests (401) (586) (548) (2,043) Net loss attributable to CaliberCos Inc. $ (5,299) $ (4,730) $ (9,706) $ (8,535) Basic and diluted net loss per share attributable to common stockholders $ (4.15) $ (4.34) $ (8.00) $ (7.87) Weighted average common shares outstanding: Basic and diluted 1,278 1,091 1,212 1,084

GAAP Balance Sheets 29 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) June 30, 2025 December 31, 2024 Assets Cash $ 586 $ 1,766 Restricted cash 2,559 2,582 Real estate investments, net 21,714 21,572 Notes receivable - related parties, allowance of $296 and zero, respectively 384 105 Due from related parties, allowance of $4,098 and $3,985, respectively 7,092 6,965 Investments in unconsolidated entities 12,212 15,643 Operating lease - right of use assets 123 147 Prepaid and other assets 2,708 3,501 Assets of consolidated funds Cash 97 549 Restricted cash 209 — Real estate investments, net 10,397 45,090 Notes receivable - related parties 994 6,848 Due from related parties, allowance of zero and $28, respectively 157 320 Prepaid and other assets 28 447 Total assets $ 59,260 $ 105,535

GAAP Balance Sheets (Continued) 30 June 30, 2025 December 31, 2024 Liabilities and Stockholders’ (Deficit) Equity Notes payable, net $ 50,518 $ 50,450 Accounts payable and accrued expenses 9,652 9,532 Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 36,770 and zero shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively 843 — Due to related parties 479 313 Operating lease liabilities 79 93 Other liabilities 1,049 750 Liabilities of consolidated funds Notes payable, net 11,631 29,172 Notes payable - related parties 2,183 2,047 Accounts payable and accrued expenses 375 1,207 Due to related parties 1 79 Other liabilities 54 639 Total liabilities 76,864 94,282 Commitments and Contingencies (Note 11) Series A non-cumulative convertible preferred stock, $0.001 par value; $22,500,000 shares authorized, and $5,875 and 5,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively — $ — Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 951,386 and 759,370 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively 1 1 Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 370,822 shares issued and outstanding as June 30, 2025 and December 31, 2024 — — Paid-in capital 46,462 44,017 Accumulated deficit (66,313) (56,607) Stockholders’ deficit attributable to CaliberCos Inc. (19,850) (12,589) Stockholders’ equity attributable to noncontrolling interests 2,246 23,842 Total stockholders’ (deficit) equity (17,604) 11,253 Total liabilities and stockholders’ (deficit) equity $ 59,260 $ 105,535

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Contacts:

Chris Loeffler, CEO
Chris.Loeffler@CaliberCo.com

Ilya Grozovsky, VP of Investor Relations & Corporate Development
Ilya.Grozovsky@CaliberCo.com

CaliberCos
NASDAQ: CWD

https://www.caliberco.com/

Appendix THE WEALTH DEVELOPMENT COMPANY 32

NON-GAAP Measures 33 Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provides investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of the Caliber asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds.  These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee- based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee-Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that  deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

NON-GAAP Measures (Continued) 34 Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our U.S. GAAP results assessing the amount of earnings available for distribution. Platform Earnings Platform Earnings represents the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. Platform Earnings per Share Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding. Platform Adjusted EBITDA Platform Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. The following tables presents a reconciliation of net income (loss) attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the three and six months ended June 30, 2025 and 2024 (in thousands):

Platform Income Statements 35 ASSET MANAGEMENT PLATFORM (1) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended June 30, 2025 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management $ 4,103 $ (357) $ 3,746 Performance allocations 23 (1) 22 Consolidated funds – hospitality revenue — 1,138 1,138 Consolidated funds – other revenue — 167 167 Total revenues 4,126 947 5,073 Expenses Operating costs 3,841 (170) 3,671 General and administrative 1,183 (10) 1,173 Marketing and advertising 147 — 147 Depreciation and amortization 174 (8) 166 Consolidated funds – hospitality expenses — 1,278 1,278 Consolidated funds – other expenses — 466 466 Total expenses 5,345 1,556 6,901 Other loss, net (2,014) (150) (2,164) Interest income 30 — 30 Interest expense (1,738) — (1,738) Net loss before income taxes (4,941) (759) (5,700) Provision for income taxes — — — Net loss (4,941) (759) (5,700) Net loss attributable to noncontrolling interests — (401) (401) Net (loss) attributable to CaliberCos Inc. $ (4,941) $ (358) $ (5,299) Basic and diluted Platform loss per share $ (3.87) $ (4.15) Basic and diluted 1,278 1,278

Platform Income Statements (Continued) 36 Six Months Ended June 30, 2025 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management $ 7,645 $ (703) $ 6,942 Performance allocations 30 (7) 23 Consolidated funds – hospitality revenue — 5,057 5,057 Consolidated funds – other revenue — 312 312 Total revenues 7,675 4,659 12,334 Expenses Operating costs 8,009 (294) 7,715 General and administrative 2,775 (21) 2,754 Marketing and advertising 312 — 312 Depreciation and amortization 336 (13) 323 Consolidated funds – hospitality expenses — 4,743 4,743 Consolidated funds – other expenses — 924 924 Total expenses 11,432 5,339 16,771 Other loss, net (2,008) (522) (2,530) Interest income 63 (1) 62 Interest expense (3,349) — (3,349) Net loss before income taxes (9,051) (1,203) (10,254) Provision for income taxes — — — Net loss (9,051) (1,203) (10,254) Net loss attributable to noncontrolling interests — (548) (548) Net loss attributable to CaliberCos Inc. $ (9,051) $ (655) $ (9,706) Basic and diluted Platform loss per share $ (7.47) $ (8.01) Basic and diluted 1,212 1,212

Platform Income Statements (Continued) 37 Three Months Ended June 30, 2024 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management $ 4,179 $ (953) $ 3,226 Performance allocations 33 (17) 16 Consolidated funds – hospitality revenue — 2,894 2,894 Consolidated funds – other revenue — 2,043 2,043 Total revenues 4,212 3,967 8,179 Expenses Operating costs 5,760 (225) 5,535 General and administrative 2,091 (12) 2,079 Marketing and advertising 227 — 227 Depreciation and amortization 119 25 144 Consolidated funds – hospitality expenses — 3,312 3,312 Consolidated funds – other expenses — 1,358 1,358 Total expenses 8,197 4,458 12,655 Other income (loss), net 490 (172) 318 Interest income 170 (13) 157 Interest expense (1,315) — (1,315) Net loss before income taxes (4,640) (676) (5,316) Provision for income taxes — — — Net loss (4,640) (676) (5,316) Net loss attributable to noncontrolling interests — (586) (586) Net loss attributable to CaliberCos Inc. $ (4,640) $ (90) $ (4,730) Basic and diluted Platform loss per share $ (4.25) $ (4.34) Basic and diluted 1,091 1,091

CALIBER THE WEALTH DEVELOPMENT COMPANY

Platform Income Statements (Continued)

	Six Months Ended June 30, 2024		
	Platform	Impact of Consolidated Funds & Eliminations	Consolidated
Revenues			
Asset management	$ 8,734	$ (2,338)	$ 6,396
Performance allocations	204	(22)	182
Consolidated funds – hospitality revenue	—	21,039	21,039
Consolidated funds – other revenue	—	3,513	3,513
Total revenues	8,938	22,192	31,130
Expenses			
Operating costs	11,244	(447)	10,797
General and administrative	4,040	(21)	4,019
Marketing and advertising	333	—	333
Depreciation and amortization	302	(12)	290
Consolidated funds – hospitality expenses	—	20,094	20,094
Consolidated funds – other expenses	—	4,430	4,430
Total expenses	15,919	24,044	39,963
Other income (loss), net	942	(352)	590
Interest income	455	(181)	274
Interest expense	(2,610)	1	(2,609)
Net loss before income taxes	(8,194)	(2,384)	(10,578)
Provision for income taxes	—	—	—
Net loss	(8,194)	(2,384)	(10,578)
Net loss attributable to noncontrolling interests	—	(2,043)	(2,043)
Net loss attributable to CaliberCos Inc.	$ (8,194)	$ (341)	$ (8,535)
Basic and diluted Platform loss per share	$ (7.56)		$ (7.87)
Basic and diluted	1,084		1,084

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

CALIBER THE WEALTH DEVELOPMENT COMPANY 38

CALIBER
THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Reconciliations

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Net loss attributable to CaliberCos Inc.	$ (5,299)	$ (4,730)	$ (9,706)	$ (8,535)
Net loss attributable to noncontrolling interests	(401)	(586)	(548)	(2,043)
Net loss	(5,700)	(5,316)	(10,254)	(10,578)
Provision for income taxes	—	—	—	—
Net loss before income taxes	(5,700)	(5,316)	(10,254)	(10,578)
Depreciation and amortization	174	119	336	302
Consolidated funds' impact on fee-related earnings	609	491	680	1,852
Stock-based compensation	369	584	1,030	984
Severance	454	171	505	178
Performance allocations	(22)	(16)	(23)	(182)
Other income, net	(783)	(318)	(417)	(590)
Investments impairment	2,037	—	2,316	—
Bad debt expense	106	—	109	—
Interest expense, net	1,708	1,145	3,286	2,155
Fee-Related Earnings	(1,048)	(3,140)	(2,432)	(5,879)
Performance allocations	22	16	23	182
Interest expense, net	(1,708)	(1,145)	(3,286)	(2,155)
Provision for income taxes	—	—	—	—
Distributable Earnings	(2,734)	(4,269)	(5,695)	(7,852)
Interest expense	1,738	1,315	3,349	2,609
Other income, net	783	318	417	590
Provision for income taxes	—	—	—	—
Consolidated funds' impact on Caliber Adjusted EBITDA	159	185	523	533
Platform Adjusted EBITDA	(54)	(2,451)	(1,406)	(4,120)
Consolidated funds' EBITDA Adjustments	111	1,485	1,321	5,341
Consolidated Adjusted EBITDA	$ 57	$ (966)	$ (85)	$ 1,221

CALIBER THE WEALTH DEVELOPMENT COMPANY
39

NON-GAAP Reconciliations (Continued) 40 PLATFORM REVENUE (1) (AMOUNTS IN THOUSANDS) (UNAUDITED) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Fund management fees $ 2,739 $ 3,330 $ 5,483 $ 5,899 Financing fees 292 80 366 152 Development and construction fees 979 328 1,507 1,982 Brokerage fees 93 441 289 701 Total asset management 4,103 4,179 7,645 8,734 Performance allocations 23 33 30 204 Total Platform revenue $ 4,126 $ 4,212 $ 7,675 $ 8,938 (1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

NON-GAAP Reconciliations (Continued) 41 MANAGED CAPITAL (AMOUNTS IN THOUSANDS) (UNAUDITED) Balance as of December 31, 2024 $ 492,542 Originations 2,990 Return of capital (315) Balance as of March 31, 2025 495,217 Originations 4,226 Return of capital (876) Balance as of June 30, 2025 $ 498,567 June 30, 2025 December 31, 2024 Real Estate Hospitality $ 49,260 $ 49,260 Caliber Hospitality Trust(1) 97,207 97,414 Residential 98,682 96,687 Commercial 176,142 170,858 Total Real Estate(2) 421,291 414,219 Credit(3) 73,357 72,351 Other(4) 3,919 5,972 Total $ 498,567 $ 492,542 (1) We earn a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and are reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. (2) Beginning during the year ended December 31, 2023, we include capital raised from our investors through corporate note issuances that was further invested in our funds in Managed Capital. As of June 30, 2025, and December 31, 2024, we had invested $12.3 million and $20.4 million, respectively, in our funds. (3) Credit managed capital represents loans made to our investment funds by us and our diversified funds. As of June 30, 2025 and December 31, 2024, we had loaned $0.9 million to our funds. (4) Other managed capital represents undeployed capital held in our diversified funds.

NON-GAAP Reconciliations (Continued) 42 Fair Value Assets Under Management (AMOUNTS IN THOUSANDS) (UNAUDITED) Balances as of December 31, 2024 $ 794,923 Assets acquired 10,300 Construction and net market appreciation 487 Credit(2) 1,006 Other(3) (2,053) Balances as of March 31, 2025 803,176 Construction and net market depreciation (25,313) Assets sold (1,487) Credit(2) 627 Other(3) (1,409) Balances as of June 30, 2025 $ 803,176 June 30, 2025 December 31, 2024 Real Estate Hospitality $ 61,200 $ 68,500 Caliber Hospitality Trust 217,300 236,800 Residential 170,400 161,700 Commercial 277,000 249,600 Total Real Estate 725,900 716,600 Credit(2) 73,357 72,351 Other(3) 3,919 5,972 Total $ 803,176 $ 794,923 (1) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund. (2) Other FV AUM represents undeployed capital held in our diversified funds.